SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2004

STERLING CONSTRUCTION COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-19450	25-1655321
(State or other jurisdiction of Incorporation)	(Commission file number)	(IRS Employer Identification No.)

2751 Centerville Road Suite 3131
Wilmington, Delaware	19803
(Address of principal executive offices)	(Zip code)

(281) 821-9091
(Registrant’s telephone number, including area code)

Item 5. Other Events
SIGNATURE
INDEX TO EXHIBITS
Contract Announcement

Item 5. Other Events

On July 28, 2004 Sterling Construction Company, Inc. issued a press release announcing the awarding of a construction contract. A copy of the press release is attached hereto as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 28, 2004	STERLING CONSTRUCTION COMPANY, INC.
	By:	/s/ Maarten D. Hemsley
Maarten D. Hemsley
Chief Financial Officer

INDEX TO EXHIBITS

99.1	STERLING CONSTRUCTION COMPANY, INC. ANNOUNCES NEW $5.8 MILLION CONTRACT WIN